                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 22, 2000
                                  -------------



                          HASTINGS ENTERTAINMENT, INC.
                           --------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      TEXAS
                                  -------------
         (State or other jurisdiction of incorporation or organization)


        000-24381                                      75-1386375
   ------------------------              ---------------------------------------
   (COMMISSION FILE NUMBER)              (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


       3601 PLAINS BLVD, AMARILLO, TEXAS                     79102
--------------------------------------------------        -----------
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

                                 (806) 351-2300
                                 --------------
              (Registrant's telephone number, including area code)

                                      NONE
                                      ----
              (Former name, former address and former fiscal year,
                          if changed since last report)


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                          HASTINGS ENTERTAINMENT, INC.



Item 4. Changes in Registrant's Certifying Accountant

On September 22, 2000, with the recommendation of the Audit Committee and approval of the Board of Directors, the Company dismissed KPMG LLP ("KPMG") as its independent auditors.

Other than as described herein, in connection with the audits of the two fiscal years ended January 31, 2000 and 1999, and subsequent interim periods through September 22, 2000, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The registrant believes that a disagreement occurred between the Company and KPMG with respect to the Company's Form 10-Q for the period ended July 31, 2000. The disagreement involved the classification within the consolidated statement of operations of a write-down of inventory that if not resolved to KPMG's satisfaction would have caused it to make reference to the subject matter of the disagreement. Such disagreement was brought to the attention of the Company's audit committee on August 31, 2000 and resolved to the satisfaction of KPMG. Further, in connection with the audit of the Company's consolidated financial statements for the year ended January 31, 2000, KPMG informed the Company and its audit committee of conditions involving internal controls and financial reporting that represented serious weaknesses that were considered collectively to be a material weakness. KPMG advised the Company that, in completing its audit, it considered the aforementioned material weakness in determining the nature, timing, and extent of the audit tests applied to enable it to issue its opinion on the Company's consolidated financial statements. The Company has authorized KPMG to respond fully to inquiries of successor auditors concerning these issues.

The audit reports of KPMG on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended January 31, 2000 and 1999, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. However, KPMG's audit report on the consolidated financial statements of the Company and its subsidiaries as of January 31, 2000 and 1999, and for each of the years in the three-year period ended January 31, 2000, contained a separate paragraph stating that the accompanying consolidated balance sheet as of January 31, 1999 and the consolidated statements of operations, shareholders' equity and cash flows for the years ended January 31, 1999 and 1998 have been restated. The Company has requested that KPMG furnish it with a letter to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 29, 2000, from KPMG is attached as
Exhibit 16.1 to this Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

The following exhibit is filed herewith:

16.1 Letter dated September 29, 2000 from KPMG to the SEC related to the change in certifying accountants.
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                          HASTINGS ENTERTAINMENT, INC.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 29, 2000           Hastings Entertainment, Inc.
                                    (Registrant)


                                    By: /s/ Gaines L. Godfrey
                                       ---------------------------------
                                    Gaines L. Godfrey
                                    Senior Vice President,
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER      DESCRIPTION
------      -----------
16.1        Letter dated September 29, 2000 from KPMG to the SEC related to the change in certifying accountants.